SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2006

VENDINGDATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Spencer Street Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 733-7195
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

On August 15, 2006 the Company issued a press release announcing financial results for the second quarter ended June 30, 2006. The Company also held a conference call on August 15, 2006 at 4:30 pm Eastern Time to discuss the financial results and related business matters. Copies of the press release and the conference call script are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Item 2.02, including the information set forth in the Company’s press release and conference call script filed as Exhibits 99.1and 99.2, respectively, to, and incorporated in, this Current Report on Form 8-K, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Exhibits 99.1 and 99.2 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 15, 2006
99.2	Conference Call Script dated August 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION

Dated: August 16, 2006	/s/ Arnaldo Galassi
Arnaldo Galassi, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 15, 2006.

99.2	Script for conference call held on August 15, 2006.